

Innovex International Q4 2024 Earnings Presentation

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Important Information and Disclaimers

This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

Historical financial results presented in this Presentation as averages or annualized forms are not necessarily indicative of results that may be expected for any future period.

Cautionary Statement Regarding Forward-Looking Statements

This Presentation contains forward-looking statements about Innovex International, Inc. ("Innovex," "INVX," the "Company," "we" or "us") and its industry that involve substantial risks and uncertainties. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Innovex's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology, including "may," "believe," "expect," "intend," "anticipate," "plan," "should," "estimate," "continue," "potential," "will," "hope" or other similar words and include the Company's expectation of future performance contained herein. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other "forward-looking" information. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties. The inclusion of forward-looking statements should not be regarded as a representation by Innovex that any of its plans will be achieved. When considering these forward-looking statements, you should keep in mind the risks related to the merger between Innovex Downhole Solutions, Inc. ("Legacy Innovex") and Dril-Quip, Inc. ("Legacy Dril-Quip") (the "Merger") and the acquisition by Innovex of Downhole Well Solutions, LLC (DWS) (the "Acquisition"), including the ultimate outcome and results of integrating operations, the effects of the Merger and the Acquisition (including the Company's future financial condition, results of operations, strategy and plans), potential adverse reactions or changes to business relationships resulting from the completion of the Merger and the Acquisition, expected benefits from the Merger and the Acquisition and the ability of the Company to realize those benefits, the significant costs required to integrate operations, whether Merger or Acquisition-related litigation will occur and, if so, the results of any litigation, settlements and investigations, and the risk factors and other factors noted in the Company's Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. Innovex disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release, except as may be required by law.

Disclaimer (Cont'd)

Industry Information

We obtained the industry, market and competitive position data used throughout this Presentation from our own internal estimates and research, as well as from independent industry publications, government publications and other published independent sources. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this Presentation is reliable and based on reasonable assumptions, we have not independently verified the accuracy or completeness of any third-party information. Some data is also based on our good faith estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications. Forecasts and other forward-looking statements obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this Presentation. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Innovex, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed.

The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice.

Financial Information: Non-GAAP Financial Measures

This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles ("GAAP") and non-GAAP financial measures, which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as a substitute for data prepared and presented in accordance with GAAP. These non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Return on Capital Employed ("ROCE") and Free Cash Flow, are or have been used by Innovex's management when evaluating results of operations and as otherwise described below. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Innovex's management believes these non-GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see "Appendix: GAAP Reconciliations" within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP.

Management has provided outlook regarding Adjusted EBITDA, which is a non-GAAP financial measure and excludes certain charges. A reconciliation of this non-GAAP financial measure to the corresponding GAAP financial measure has not been provided because guidance for the various reconciling items is not provided. The Company is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the Company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Use of Website

Investors should note that Innovex announces material financial information in SEC filings, press releases and public conference calls. Innovex may use the Investors section of its website (www.innovex-inc.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Innovex's website is not part of this Presentation.

Innovex is Building a Unique Energy Industrial Platform

Our VISION is to create a unique energy industrial platform focused on driving exceptional value and service to our customers, and exceptional absolute returns for our shareholders.

INNOVEX

1. **Curated Portfolio of Complementary, Mission Critical Products**
2. **Diversified Presence Across the Most Attractive Global Markets**
3. ***No Barriers* Culture Unleashes Teams and Drives Innovation**
4. **Capital Light, High Return (ROCE[1]) Model**
5. **Net Cash Position + Strong Free Cash Flow Supports Long-term Growth**

(1) Return on Capital Employed ("ROCE") is a non-GAAP measure. We define ROCE as Income from Operations, before acquisition costs and after tax (resulting in Adjusted Income from Operations, after tax) divided by average capital employed. Capital employed is defined as the combined values of debt and stockholders' equity.

Innovex's *No Barriers* Culture

No Barriers between our customers and our employees
No Barriers to our ongoing success



Big Impact, Small Ticket Products
Customer Centric
NO BARRIERS
Disciplined Acquisitions & Divestitures
Flat, Lean and Unbureaucratic Organization
Empowered Employees
Rapid Response to Market Needs
Relentless Innovation

Innovex Today

Track record of successful, disciplined growth since inception

Proven and Successful Business Model

- **Disciplined Revenue Growth:** 27% revenue CAGR since inception[1] under a low leverage framework
- **Returns Focused:** ROCE[2] outperformed S&P 500 from 2018 thru 2024
- **Attractive Margin and Low Capex Profile:** High margins with negligible sustaining capital requirements
- **Through Cycle Playbook:** Strategy performs well across all market environments

Runway for Sustained Growth

- **Innovation:** New product development drives revenue growth and expands our addressable market
- **Geographic & Market Share Expansion:** Continued organic market share growth within North America, with sizeable opportunities in International & Offshore markets
- **Disciplined Curation:** Qualitative and Quantitative framework applied to all investments and divestments
- **Strong Market Tailwinds:** Growing domestic service intensity coupled with sustained International & Offshore investment

Nov. 2016
Antelope Oil Tools, Team Oil Tools, and Isolation Technologies merge to form Innovex

June 2019
QCI/Enerserv acquired by Innovex

Mar. 2021
Rubicon Oilfield International acquired by Innovex

Aug. 2021
Applied Oil Tools acquired by Innovex

August 2022
Pride Energy Services acquired by Innovex

Transformational Merger

September 2024
Innovex and Dril-Quip merge to form Innovex International

November 2024
Downhole Well Solutions acquired by Innovex

Source: FactSet, Public Disclosure. S&P 500 represents the median metric for current constituents. (1) Since inception of Legacy Innovex (2) ROCE is a non-GAAP measure and defined as operating income plus acquisition costs less income tax expense divided by average book equity, book debt, and noncontrolling interest. See appendix for reconciliation to Innovex's most comporable GAAP measure.

Q4 2024 Performance & Q1 2025 Outlook

Q4 2024 Commentary

- Revenue of $251 million, up 65% quarter over quarter
- Net income of $32 million
- Adjusted EBITDA(2) of $49 million and Adjusted EBITDA margin (2) of 20%
- Net cash from operations of $36 million
- Free Cash Flow(3) of $29 million

Financial Performance(1)(2)



Revenue
Adj. EBITDA
Adj. EBITDA Margin %
$300
$250
$200
$150
$100
$50
$-
80%
70%
60%
50%
40%
30%
20%
10%
0%
$133
$32
$128
$33
$130
$30
$152
$27
$251
$49
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

Q1 2025 Guidance

- **Revenue**: $245 - $255 million
- **Adjusted EBITDA**: $45 - $50 million
- **Market Assumption:** Flat activity in Q1'25 vs. Q4'24 in most markets, with weakness in the Mexican market and relatively low deliveries into the US Offshore market

Quarterly Free Cash Flow(3)



$35
$30
$25
$20
$15
$10
$5
$-
$20
$10
$21
$20
29
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

(1) Financial data for Q4 2023 through Q2 2024 shown on an "as reported" basis for Legacy Innovex.
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. We define Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which we believe are not reflective of our ongoing performance or which are non-cash in nature. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. See appendix for reconciliation to Innovex's most comparable GAAP measures.
(3) Free Cash Flow is a non-GAAP measure. We define Free Cash Flow as cash provided by operations less capital expenditures. See appendix for reconciliation to Innovex's most comparable GAAP measures.

Innovex is Transforming Legacy Dril-Quip via Our Proven Playbook

No Barriers **culture is focusing on margins & market share through a differentiated management approach**

- **Organic Growth Opportunities**
  - **Product Synergies:** Ran 18"x22" Legacy Dril-Quip liner hanger with Legacy Innovex centralizers for a major IOC in Gulf of Mexico
  - **OneSubsea Partnership:** Access to the EPCI subsea market which was previously not accessible
  - **Untapped international market:** DWS's products are able to be used in all major international markets
- **Improving the customer experience**
  - **On-time delivery:** Streamlined and aligned accounting and business processes
  - **Reliability:** Implementation of standardized quality management systems
- **Attacking Margin Opportunities**
  - **Annual cost synergies:** $30mm in total merger cost synergies have been realized to date since closing of the merger between Innovex and Dril-Quip
  - **New manufacturing capabilities:** Opportunity to further improve already strong product margins
  - **Efficiency:** Reducing manufacturing and operational footprint

Clear Path to Margin Enhancement via Cost Synergies[1]



Adj. EBITDA Margin 1
18%
21%
25%
Pro Forma 2023
INVX 2024
Long Term Target

Significant Adjusted EBITDA Margin Opportunity[2]



30%
25%
20%
15%
10%
5%
-
(5%)
(10%)
Mar-19
Dec-19
Sep-20
Jun-21
Mar-22
Dec-22
Sep-23
Jun-24
INVX
DRQ

(1) Adj. EBITDA and Adj EBITDA Margin are non-GAAP measures. See appendix for reconciliation to nearest GAAP measures.
(2) Adj. EBITDA Margin is a non-GAAP measure. See appendix for reconciliation to Legacy Dril-Quip's and Legacy Innovex's most comparable GAAP measures. Legacy Dril-Quip's Adj. EBITDA margin was (14%) in Q1 2021 and (60%) in Q4 2021.

Operational Transformation to Drive the *No Barriers* Culture

Innovex's Proven Playbook in Action

Divesting Legacy Dril-Quip Eldridge Facility

- 128 acre facility in prime Houston real estate market
- All existing functions within the facility will be moved to two separate facilities, totaling ~23 acre footprint
- Sale is expected to generate significant cash, further strengthening the balance sheet and drive improved ROCE

Transforming operating model to drive higher margins and enhance the customer experience

- Optimize direct to indirect manufacturing personnel ratios
- Consolidation of global manufacturing and operations facilities
- Smaller, more flexible supply chain model will improve on-time delivery



DRQ
-82%
INVX
INVX

Innovex Platform Accelerating DWS Growth

DWS is Market Leader in US Land, with Untapped International Opportunity

DWS Investment Thesis

- Market leader in US Land with large, untapped international growth opportunity
- Multiple cross selling opportunities across same end user base
- Strong relationships with E&P clients
- Longer and more complex laterals may require multiple runs per well
- High-margin and cash generative
- Low transaction multiple drives high ROIC

Key Transaction Metrics

3.8x DWS LTM Adj. EBITDA[1] Purchase Multiple[2]	**13%** Accretive to LTM EPS[3]	**-0.1x** Pro Forma Net Debt / LTM Adj. EBITDA[1] Ratio
21% Transaction ROCE[4]	**45%** DWS LTM Adj. EBITDA Margins[1]	**34%** Free Cash Flow as a % LTM Revenue[5]

Financial Overview – LTM as of Sept. 2024

$72mm LTM Revenue	**$32mm** LTM Adj. EBITDA[1]
18% YoY Revenue Growth (Q3 2024 vs. Q3 2023)	**$24mm** LTM Free Cash Flow[2]

Quarterly Revenue & US Land Rig Count ($ millions)



$20.0
$15.0
$10.0
$5.0
$-
800
700
600
500
400
300
200
100
-
$8
$11
$13
$16
$15
$16
$17
$17
$17
$18
$20
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Revenue
US Land Rig Count 6

1)Adjusted EBITDA is a non-GAAP measure, please see appendix for reconciliation to nearest GAAP measure; LTM Adj. EBITDA as of 9/30/2024. 2)Reflects blended purchase multiple for acquisition of 20% of DWS in 2023 and acquisition of remaining 80% in this acquisition 3)Reflects LTM as-reported net income for both Innovex and DWS as of 9/30/2024, reduced by the net income attributable to our prior ownership in DWS. The net income amount does not give effect to costs, charges, synergies, or other similar items that could result from a combined company. The share count uses the INVX 9/30/2024 outstanding shares adjusted for the hypothetical transaction share issuance. 4)Defined as (DWS LTM Operating Income – DWS LTM Tax Expense) / Purchase Price; reflects 100% of DWS LTM operating income and tax expense as of 9/30/2024 and total purchase price of $122.1mm. 5)Free Cash Flow is a non-GAAP measure, please see appendix for reconciliation to nearest GAAP measure as of 9/30/2024 6)Based on US Land rig count published by Baker Hughes.

INNOVEX



Appendix:
GAAP Reconciliations

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Net Income to Adjusted EBITDA

($ in millions)	Q4'23	Q1'24	Q2'24	Q3'24[3]	Q4'24
Net Income	$18	$16	$10	$83	$32
(+) Net Interest Expense	1	1	1	1	0
(+) Income Tax Provision	5	5	4	(3)	(4)
(+) Depreciation and Amortization Expense	6	5	7	8	12
(-) Other Expense / (Income)[1]	(1)	(0)	(2)	(0)	1
(+) EBITDA Contribution from Minority Investment	2	1	2	1	1
(+) Non-Recurring Expenses[2]	1	4	8	(61)	9
Adjusted EBITDA	**$32**	**$33**	**$30**	**$27**	**$49**
Net Income Margin %	*14%*	*13%*	*8%*	*54%*	*13%*
Adjusted EBITDA Margin %	*24%*	*25%*	*23%*	*18%*	*20%*

(1) Primarily represents foreign currency exchange gain/loss, the elimination of earnings from minority investment, and other non-operating items
(2) Reflects stock-based compensation, transaction related expenses, acquisition integration expenses, and IPO preparation expenses
(3) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Free Cash Flow

($ in millions)	Q4'23	Q1'24	Q2'24	Q3'24[1]	Q4'24
Cash Flow from Operating Activities	$21	$13	$23	$22	$36
Capital Expenditures	(1)	(2)	(2)	(2)	(8)
Free Cash Flow	**$20**	**$10**	**$21**	**$20**	**$29**

(1) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Innovex International Reconciliation to Non-GAAP Metrics

Return on Capital Employed (ROCE)

($ in millions)	2024	2023	2022	2021	2020[3]	2019[3]	2018[3]
Income from Operations	$49	$97	$77	$14	($1)	$44	$35
Plus: Acquisition Costs[1]	33	2	3	5	2	2	1
Less: Income Tax Expense	2	20	10	4	2	9	(4)
Adjusted Income from Operations, After Tax[1]	**$80**	**$79**	**$70**	**$15**	**$(1)**	**$37**	**$40**
Beginning Debt	50	90	39	26	65	83	63
Beginning Equity	329	251	181	91	135	51	31
Ending Debt	35	51	90	39	26	65	83
Ending Equity	958	329	251	181	130	135	51
Average Capital Employed	**$686**	**$360**	**$280**	**$168**	**$178**	**$167**	**$114**
ROCE	***12%***	***22%[1]***	***25%[1]***	***9%[1]***	***(1)%[1,2]***	***22%[1]***	***35%[1]***

(1) Beginning in 2024, Acquisition Costs were added back into Income from Operations to calculate ROCE. The historical ROCE values have been updated to reflect this calculation. Please refer to the MD&A section of our latest 10-K filing to understand how ROCE is reconciled (2) 2020 ROCE excludes post 2020 audit private to public company accounting write-down of $43 million. (3) 2020, 2019 and 2018 financial information has not been audited in accordance with PCAOB standards.

Legacy Standalone Innovex Reconciliation to Non-GAAP Metrics

Annual Adjusted EBITDA and Adjusted EBITDA Margin

($ in millions)	2023	2022	2021	2020[2]	2019[2]	2018[2]
Revenue	$556	$467	$295	$189	$325	$277
Net Income	74	63	10	(5)	32	35
Interest Expense, Net	6	4	2	2	4	4
Income Tax Expense	20	10	4	2	9	(4)
Depreciation & Amortization	23	18	18	24	22	19
EBITDA	**123**	**95**	**34**	**23**	**68**	**54**
Other Expense, Net[1]	(2)	(0)	(2)	(1)	(2)	0
Other Adjustments[3]	12	7	9	7	5	4
Adjusted EBITDA	**$132**	**$102**	**$41**	**$29**	**$71**	**$59**
Net Income Margin %	*13%*	*14%*	*3%*	*(3%)*	*10%*	*13%*
Adjusted EBITDA Margin %	*24%*	*22%*	*14%*	*15%*	*22%*	*21%*

(1) Primarily represents foreign currency exchange gain/loss, gain/loss related to disposal of assets, elimination of equity income/loss from minority investment, and other non-operating items.
(2) 2020, 2019 and 2018 financial information has not been audited in accordance with PCAOB standards.
(3) Represents IPO preparation costs, our percentage ownership interest in the EBITDA of our minority investment, transaction and acquisition integration expenses, and certain other non-recurring or non-cash items.

Legacy Standalone Dril-Quip Reconciliation to Non-GAAP Metrics

Annual Adjusted EBITDA and Adjusted EBITDA Margin

($ in millions)	2023	2022	2021	2020	2019	2018
Revenue	$478	$362	$322	$365	$415	$385
Net Income	1	(2)	(128)	(31)	2	(96)
Interest Expense, Net	(8)	(4)	0	(2)	(8)	(8)
Income Tax Provision	13	6	3	(31)	9	(19)
Depreciation & Amortization	30	29	30	32	34	35
Other Expense, Net[1]	0	(10)	28	50	1	91
Stock Based Compensation	11	10	15	13	16	13
Great North Pro Forma Adjustment	13	0	0	0	0	0
Adjusted EBITDA	**$59**	**$30**	**$(52)**	**$32**	**$54**	**$17**
Net Income Margin %	*0%*	*(0%)*	*(40%)*	*(8%)*	*0%*	*(25%)*
Adjusted EBITDA Margin %	*12%*	*8%*	*(16%)*	*9%*	*13%*	*4%*

Note: 2023 Revenue and Adj. EBITDA are pro forma for full year impact of the Great North acquisition.
(1) Includes change in fair value of earn-out liability, restructuring costs, acquisition costs, gain on sale of property, plant, and equipment, foreign currency transaction loss/(gain), and other expenses.

Legacy Standalone DWS Reconciliation to Non-GAAP Metrics

Trailing Twelve Month Net Income to Adjusted EBITDA

($ in millions)	LTM (as of Sep-24)
Revenue	$72
Net Income	$25
(+) Net Interest Expense	(0)
(+) Income Tax Provision	–
(+) Depreciation and Amortization Expense	7
(-) Other Expense / (Income)	(0)
(+) Non-Recurring Expenses	–
Adjusted EBITDA	**$32**
Net Income Margin %	**35%**
Adjusted EBITDA Margin %	**45%**

Note: Figures shown above reflect unaudited results. A quality of earnings analysis was conducted to verify the figures shown.

Legacy Standalone DWS Reconciliation to Non-GAAP Metrics

Trailing Twelve Month Free Cash Flow

($ in millions)	LTM (as of Sep-24)
Cash Flow from Operations	$33
(-) Capital Expenditures	(9)
Free Cash Flow	**$24**

Note: Figures shown above reflect unaudited results. A quality of earnings analysis was conducted to verify the figures shown.

Pro Forma Reconciliation to Non-GAAP Metrics

Pro Forma Net Debt / LTM Adj. EBITDA

($ in millions)	As of 9/30/24
Cash and Cash Equivalents - Innovex	$100
(+) Cash and Cash Equivalents – DWS	12
(-) Debt & Finance Lease Obligations – Innovex	(23)
(-) Debt & Finance Lease Obligations – DWS	(2)
(-) Cash Consideration of Acquisition	(72)
Pro Forma Net Debt / (Net Cash)	**$(15)**
Innovex LTM Adj. EBITDA	$122
DWS LTM Adj. EBITDA[1]	26
Pro Forma Adj. EBITDA	**$148**
Pro Forma Net Debt / LTM Adj. EBITDA	**(0.1x)**

Note: Figures shown above for DWS reflect unaudited results. A quality of earnings analysis was conducted to verify the figures shown.
1) Reflects 80% of DWS LTM Adj. EBITDA, due to our previous minority ownership of DWS, 20% of DWS LTM Adj EBITDA is already included within the Innovex LTM Adj. EBITDA.